Exhibit 99.1

VOTING AGREEMENT AND WAIVER

THIS VOTING AGREEMENT AND WAIVER (this “Agreement”), dated as of July 9, 2008, is made by and among TranSwitch Corporation, a Delaware corporation (the “Parent”), and the undersigned holder (the “Holder”) of certain shares of Company Capital Stock of Centillium Communications, Inc., a Delaware corporation (the “Company”). Capitalized terms used but not defined herein have the meanings ascribed to them in the Merger Agreement (as defined below).

WHEREAS, concurrently herewith, Parent, certain wholly-owned subsidiaries of Parent (“Merger Sub 1” and “Merger Sub 2” and collectively, “Merger Subs”), and the Company, have entered into an Agreement and Plan of Merger of even date herewith (as the same may be amended from time to time, the “Merger Agreement”) providing for, among other things, the merger of Merger Sub 1 with and into the Company and the Company with and into Merger Sub 2, subject to the terms and conditions set forth in the Merger Agreement (collectively, the “Merger”); and

WHEREAS, the Holder, as of the date of this Agreement, is the record owner and the “beneficial owner” (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended) of the number of outstanding shares of Company Common Stock set forth opposite her, his or its name as “Shares” on Schedule A attached hereto, and the Holder wishes to enter into this Agreement with respect to all of such Shares and any additional shares of Company Common Stock that such Holder hereafter acquires the right to vote, whether through contract, purchase, exercise of an option or otherwise after the date of this Agreement (“Additional Shares”); and

WHEREAS, in order to induce Parent to enter into the Merger Agreement, the Company has requested that the Holder, and the Holder has agreed to, enter into this Agreement;

NOW, THEREFORE, for good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

VOTING AGREEMENT; IRREVOCABLE GRANT OF PROXY; WAIVER

Section 1.1. Voting Agreement. During the term of this Agreement, the Holder hereby agrees (a) to appear (in person or by proxy) at any annual or special meeting of the stockholders of the Company for purposes of obtaining a quorum; and (b) to vote all the Shares and any Additional Shares to approve and adopt the Merger Agreement (and any subsequent amendments thereto), the Merger and all other agreements and actions contemplated by the Merger Agreement to be undertaken in connection therewith, in each case at every meeting of stockholders of the Company (however called), and at every adjournment thereof (or by written consent in lieu of a meeting), at which any such matters are submitted for the consideration and vote of stockholders of the Company. During the term of this Agreement, the Holder hereby further agrees to vote, in her, his or its capacity as a stockholder of the Company all the Shares and any Additional Shares against (i) any Acquisition Proposal or other proposal or offer for a merger, consolidation, business combination, tender offer, sale of substantial assets, sale of shares of capital stock or extraordinary transactions involving the Company or any of its subsidiaries, other than the transactions contemplated by the Merger Agreement, (ii) any reorganization, recapitalization, liquidation or winding up of the Company or any other extraordinary corporate transaction involving the Company, or (iii) any corporate action (including any amendment of the Company’s certificate of incorporation or bylaws) the consummation of which would reasonably be expected (A) to frustrate the purposes, or prevent or delay the consummation, of the Merger or the transactions contemplated by the Merger Agreement, (B) result in a breach of any covenant, representation, warranty or any other obligation or agreement of the Company under the Merger Agreement, or (C) change the voting rights of the Shares or the Additional Shares, in each case of (i), (ii) and (iii), at every meeting of stockholders of the Company (however called), and at every adjournment thereof (or by written consent in lieu of a meeting), at which any such matters are submitted for the consideration and vote of stockholders of the Company. During the term of this Agreement, the Holder shall not commit or agree to take any action inconsistent with either of the foregoing sentences.

Section 1.2. Irrevocable Proxy. The Holder hereby revokes any and all previous proxies granted with respect to such Holder’s Shares and/or Additional Shares. The Holder hereby grants a proxy appointing Parent as such Holder’s attorney-in-fact and proxy, with full power of substitution, for and in such Holder’s name, to vote such Holder’s Shares and/or Additional Shares (1) in favor of (a) the Merger, the execution and delivery by the Company of the Merger Agreement and the adoption and approval of the Merger Agreement and the terms thereof, (b) each of the other actions contemplated by the Merger Agreement and (c) any action in furtherance of any of the foregoing; and (2) against (x) any Acquisition Proposal or other proposal or offer for a merger, consolidation, business combination, tender offer, sale of substantial assets, sale of shares of capital stock or similar transactions involving the Company or any of its subsidiaries, other than the transactions contemplated by the Merger Agreement, (y) any reorganization, recapitalization, liquidation or winding up of the Company or any other extraordinary transaction involving the Company, or (z) any corporate action (including any amendment of the Company’s certificate of incorporation or bylaws) the consummation of which would reasonably be expected (A) to frustrate the purposes, or prevent or delay the consummation, of the Merger or the other transactions contemplated by the Merger Agreement, (B) result in a breach of any covenant, representation, warranty or any other obligation or agreement of the Company under the Merger Agreement, or (C) change the voting rights of the Shares or the Additional Shares, in each case of (x), (y) and (z), at every meeting of the stockholders of the Company (however called), and at every adjournment thereof (or by written consent in lieu of a meeting), at which any such matters are submitted for the consideration and vote of the stockholders of the Company. Simultaneously with the execution and delivery of this Agreement, the Holder is delivering to Parent a proxy in the Form of Annex A hereto. The proxy granted by the Holder pursuant to this Section 1.2 is irrevocable to the extent permitted by Delaware law, is coupled with an interest and is granted in consideration of Parent’s entering into this Agreement and the Merger Agreement and incurring certain related fees and expenses. The proxy granted by the Holder shall terminate on the Voting Covenant Expiration Date (as defined below).

Section 1.3. Waiver of Appraisal Rights. The Holder hereby agrees not to exercise her, his or its appraisal rights pursuant to Section 262 of the Delaware General Corporation Law or other relevant provisions with respect to the Merger, the Merger Agreement or the transactions contemplated thereby.

ARTICLE II

REPRESENTATIONS AND WARRANTIES OF STOCKHOLDERS

The Holder represents and warrants to Parent that:

Section 2.1. Valid Title. Such Holder is the lawful record and beneficial owner of such Holder’s Shares, free and clear of any lien, charge, encumbrance or claim of whatever nature. None of such Holder’s Shares or Additional Shares is (or during the term hereof, will be) subject to any voting trust or other agreement or arrangement with respect to the voting of such Shares or Additional Shares, except as otherwise set forth on Schedule B hereto.

Section 2.2. Non-Contravention; No Litigation. The execution, delivery and performance by such Holder of this Agreement and the consummation of the transactions contemplated hereby (i) is within such Holder’s powers, have been duly authorized by all necessary action, and no other actions on the part of such Holder are necessary to authorize the Agreement or to consummate the transactions contemplated hereby, and (ii) does not and will not (A) violate, contravene or constitute a default under, (B) give rise to a right of termination, cancellation or acceleration of any right or obligation of such Holder under, any Applicable Law or Order binding on such Holder or Contract to which such Holder is a party or (C) result in the imposition of any lien on any Shares or Additional Shares. There is no suit, claim, action, investigation or proceeding pending or, to the knowledge of such Holder, threatened against such Holder at law or in equity before or by any Governmental Entity that would reasonably be expected to impair the ability of such Holder to perform its obligations hereunder or consummate the transactions contemplated hereby.

Section 2.3. Binding Effect. This Agreement has been duly executed and delivered by such Holder and is the valid and binding agreement of such Holder, enforceable against such Holder in accordance with its terms, except: (i) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally; and (ii) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the discretion of the court before which any proceeding therefor may be brought. If this Agreement is being executed in a representative or fiduciary capacity, the person signing this Agreement has full power and authority to enter into and perform this Agreement.

Section 2.4. Shares. As of the date hereof, (a) such Holder is the legal and beneficial owner of the number of Shares set forth opposite her, his or its name on Schedule A hereto, which Shares represent the only shares of capital stock of the Company legally or beneficially owned by such Holder, and (b) except as set forth on Schedule A, such Holder owns no options or warrants to purchase or other rights to subscribe for or otherwise acquire any securities of the Company.

Section 2.5. Accuracy of Representations. The representations and warranties contained in this Agreement are accurate in all respects as of the date of this Agreement, will be accurate in all respects at all times through the Voting Covenant Expiration Date and will be accurate in all respects as of the date of the consummation of the Merger as if made on that date.

ARTICLE III

COVENANTS OF STOCKHOLDERS

The Holder, in her, his or its capacity as a stockholder of the Company, hereby covenants and agrees that:

Section 3.1. No Proxies for, or Encumbrances on, Holder Shares. Except as provided in this Agreement, such Holder shall not, during the term of this Agreement, without the prior written consent of Parent, directly or indirectly, (i) grant any proxies or enter into any voting trust or other agreement or arrangement with respect to the voting of any Shares or Additional Shares to any Person other than Parent, (ii) sell, assign, transfer, encumber or otherwise dispose of, or enter into any contract, option or other arrangement or commitment with respect to the direct or indirect sale, assignment, transfer, encumbrance or other disposition of, any Shares or Additional Shares to any Person other than Parent, or (iii) take any other action that would in any way restrict, limit or interfere with the performance of such Holder’s obligations hereunder or the transactions contemplated hereby.

ARTICLE IV

MISCELLANEOUS

Section 4.1. Further Assurances. Except as otherwise provided in the Merger Agreement, from time to time, the Holder will, at the request of Parent, execute and deliver or cause to be executed and delivered all further documents and instruments and use their respective reasonable best efforts to secure such consents and take all such further action reasonably necessary for the purpose of carrying out and furthering the intent of this Agreement.

Section 4.2. Specific Performance. The parties hereto agree and the Holder expressly acknowledges that Parent will be irreparably damaged if for any reason the Holder fails to perform any of her, his or its obligations under this Agreement, and that Parent would not have any adequate remedy at law for money damages in such event. Accordingly, the Holder agrees that in the case of the failure of the Holder to perform, Parent shall be entitled to specific performance and injunctive and other equitable relief to enforce the performance of this Agreement by such non-performing Holder, and further agrees that any such specific performance and injunctive and/or other equitable relief, in addition to remedies at law or damages, is the appropriate remedy for any such failure to perform, and further agrees that such Holder will not seek, and agrees to waive any requirement for, the securing or posting of a bond in connection with Parent’s seeking or obtaining such equitable relief. This provision is without prejudice to any other rights that Parent may have against the Holder for any failure to perform her, his or its obligations under this Agreement.

Section 4.3. Notices. All notices, requests, demands, claims, and other communications hereunder shall be in writing. Any notice, request, demand, claim, or other communication hereunder shall be deemed duly delivered on the date of receipt, if delivered by hand, two (2) business days after it is sent by registered or certified mail, return receipt requested, postage prepaid, or one business day after it is sent by receipt – confirmed telecopy or via a reputable nationwide overnight courier service for next business day delivery, if to Parent, at its address set forth below its signature hereto (or if by fax, to (617) 856-8201), together with a copy to Brown Rudnick LLP, One Financial Center, Boston, Massachusetts 02111 (Attention: Timothy C. Maguire, Esq.) Fax: (617) 289-0413; and if to a Holder, to such Holder at her, his or its address set forth on Schedule A hereto with a copy to each of Company, 215 Fourier Avenue (Attention: General Counsel) Fax: (510) 771-3500, and Pillsbury Winthrop Shaw Pittman LLP, 50 Fremont Street, San Francisco, California 94105 (Attention: David Lamarre, Esq.) Fax: (415) 983-1200. Any party may change the address to which notices, requests, demands, claims, and other communications hereunder are to be delivered by giving the other parties notice in the manner herein set forth.

Section 4.4. Term of Agreement; Voting Covenant Expiration Date. The term of this Agreement shall commence on the date hereof, and such term, this Agreement and the proxy(ies) granted in and pursuant to Section 1.2 hereof shall terminate upon the earliest to occur of (i) the Effective Time, (ii) the date on which the Merger Agreement is terminated in accordance with its terms, and (iii) the date on which Parent provides written notice of termination of this Agreement to the Holder (such date, the “Voting Covenant Expiration Date”). Upon such termination, no party shall have any further obligations or liabilities hereunder; provided, that such termination shall not relieve any party from liability for any breach of this Agreement prior to such termination.

Section 4.5. Survival of Representations and Warranties. All representations, warranties and covenants contained in this Agreement shall survive delivery of and payment for the Shares.

Section 4.6. Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, provided that Parent may assign its rights and obligations to any Affiliate of Parent and provided, further, that the Holder may not assign, delegate or otherwise transfer any of her, his or its rights or obligations under this Agreement without the prior written consent of Parent.

Section 4.7. Governing Law and Venue. THIS AGREEMENT SHALL BE DEEMED TO BE MADE IN, AND IN ALL RESPECTS SHALL BE INTERPRETED, CONSTRUED AND GOVERNED BY AND IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE APPLICABLE TO CONTRACTS TO BE PERFORMED WHOLLY IN SUCH STATE. The parties hereby (a) irrevocably submit to the jurisdiction of the Chancery Court of the State of Delaware and the federal courts of the United States of America located in the State of Delaware solely in respect of the interpretation and enforcement of the provisions of this Agreement and in respect of the transactions contemplated hereby and thereby and (b) waive, and agree not to assert, as a defense in any action, suit or proceeding for the interpretation or enforcement hereof, that it is not subject to such jurisdiction or that such action, suit or proceeding may not be brought or is not maintainable in said courts or that the venue thereof may not be appropriate or that this Agreement may not be enforced in or by such courts, and the parties irrevocably agree that all claims with respect to such action or proceeding shall be heard and determined in such courts. The parties hereby consent to and grant any such court’s jurisdiction over the person of such parties and over the subject matter of such dispute and agree that mailing of process or other papers in connection with any such action or proceeding in the manner provided in Section 4.3 hereof.

Section 4.8. Entire Agreement, Amendments, Waivers. This Agreement supersedes all prior agreements, written or oral, between or among the parties hereto with respect to the subject matter hereof and contains the entire agreement among the parties with respect to the subject matter hereof. This Agreement may not be amended, supplemented or modified, and no provisions hereof may be modified or waived, except by an instrument in writing signed by the parties hereto. No waiver of any provision hereof by any party shall be deemed a waiver of any other provision hereof by such party, nor shall any such waiver be deemed a continuing waiver of any provision hereof by such party. In addition, no waiver of any provision hereof by the Parent with respect to the Holder shall be deemed a continuing waiver of any provision hereof by the Parent.

Section 4.9. Severability. If any provision of this Agreement or the application of such provision to any person or circumstances shall be held invalid or unenforceable by a court of competent jurisdiction, such provision or application shall be unenforceable only to the extent of such invalidity or unenforceability, and the remainder of the provisions not held invalid or unenforceable and the application of such provisions to persons or circumstances other than the party as to which it is held invalid, and the remainder of this Agreement, shall not be affected.

Section 4.10. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instruments.

Section 4.11. Headings. The headings and captions used herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

Section 4.12. Obligations Separate; Holder Capacity Only. The parties hereto acknowledge and agree that the Holder’s obligations hereunder are solely in her, his or its capacity as a stockholder of the Company, and that none of the provisions set forth in this agreement shall restrict or otherwise limit such Holder, and nothing herein shall limit or affect the duties of or any actions taken by the Holder (or any of their respective Affiliates) in each case, in his or her capacity as an officer or director of the Company (or otherwise as a fiduciary to any person resulting from any circumstances other than as a stockholder of the Company).

Section 4.13. Construction. In the event of an ambiguity or a question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Voting Agreement and Waiver to be duly executed as of the day and year first above written.

TRANSWITCH CORPORATION

By
Name: Title: Address:

[Transwitch Corporation Signature Page to Voting Agreement]

HOLDER:

Name:

[Holder Signature Page to Voting Agreement]

Schedule A

	Shares		Additional Shares
Holder Name and Address	Number of Shares of Common Stock*	Number of Shares and Series of Preferred Stock	Number of Shares of Common Stock Underlying Outstanding Options and Derivative Securities	Number of Shares and Series of Preferred Stock Underlying Outstanding Options and Derivative Securities

*Together with associated Preferred Share Purchase Rights under the Company’s Preferred Stock Rights Agreement dated December 30, 2002.

Annex A

PROXY

The undersigned, for consideration received, hereby appoints TranSwitch Corporation, a Delaware corporation (“Parent”), her, his or its proxy, with full power of substitution, to vote all shares of capital stock owned or later acquired by the undersigned, and all shares that the undersigned is or becomes entitled to vote pursuant to contract, trust, deed or otherwise, at every meeting of stockholders of Centillium Communications, Inc., a Delaware corporation (“Company”), and at every adjournment thereof (and by written consent in lieu of a meeting if any such matters are submitted for the consideration and vote of stockholders of the Company thereby), to be held for the purpose of voting upon a proposal to approve and to adopt the Agreement and Plan of Merger, dated as of July 9, 2008 (the “Merger Agreement”), by and among Parent, the Company and certain subsidiaries of Parent, the Merger (as defined in the Merger Agreement) and all agreements and actions contemplated by the Merger Agreement FOR such proposal and AGAINST: (i) any Acquisition Proposal or other proposal or offer for a merger, consolidation, business combination, tender offer, sale of substantial assets, sale of shares of capital stock or extraordinary transactions involving the Company or any of its subsidiaries, other than the transactions contemplated by the Merger Agreement, (ii) any reorganization, recapitalization, liquidation or winding up of the Company or any other extraordinary corporate transaction involving the Company, or (iii) any corporate action (including any amendment of the Company’s certificate of incorporation or bylaws) the consummation of which would reasonably be expected (A) to frustrate the purposes, or prevent or delay the consummation, of the Merger or the other transactions contemplated by the Merger Agreement, (B) result in a breach of any covenant, representation, warranty or any other obligation or agreement of the Company under the Merger Agreement, or (C) change the voting rights of the Shares or the Additional Shares, in each case of (i), (ii) and (iii), at every meeting of stockholders of the Company (however called), and at every adjournment thereof (or by written consent in lieu of a meeting), at which any such matters are submitted for the consideration and vote of stockholders of the Company.

The Holder may vote her, his or its Shares and/or Additional Shares on all matters not referred to in this proxy, and the attorneys and proxies named above may not exercise this proxy with respect to such other matters.

This proxy is subject to the terms of that certain Voting Agreement and Waiver dated as of July 9, 2008 between the undersigned and Parent, a copy of which is attached hereto (the “Voting Agreement”), is coupled with an interest, revokes all prior proxies granted by the undersigned with respect to such shares, is irrevocable and shall terminate and be of no further force or effect automatically on the Voting Covenant Expiration Date (as defined in the Voting Agreement).

[PROXY SIGNATURE PAGE FOLLOWS]

VOTING AGREEMENT – FORM OF PROXY

Dated: July 9, 2008

HOLDER:

Name:

VOTING AGREEMENT – FORM OF PROXY